                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SCUDDER NEW EUROPE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         SCUDDER NEW EUROPE FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

 SUPPLEMENT TO THE PROXY STATEMENT DATED JUNE 3, 1999 FOR THE ANNUAL MEETING OF
                     STOCKHOLDERS TO BE HELD JULY 20, 1999

     This Supplement, dated July 9, 1999, supplements the information provided in the Proxy Statement dated and first mailed to stockholders on June 3, 1999 (the "Proxy Statement") relating to the Annual Meeting of Stockholders of Scudder New Europe Fund, Inc. (the "Fund") scheduled for July 20, 1999 (the "Meeting").

     The purpose of this Supplement is to notify stockholders of the Board's reconsideration of a proposed amendment to the Fund's charter and to inform stockholders of an action that has been recently filed against the Fund and its Board of Directors. You should read the information contained in this Supplement together with the Proxy Statement.

PROPOSALS 1 AND 2

  Charter Amendments

     Proposals 1 and 2 describe various amendments to the Fund's charter. The Fund's current by-laws give both the Board and the stockholders the right to amend the by-laws. The proposed charter amendments include an amendment providing the Board of Directors with the exclusive authority to amend the by-laws of the Fund. By-laws are typically adopted and amended by the board of directors of a corporation and stockholders rarely seek to amend or modify them. Nevertheless, the Board has reconsidered this issue and determined not to seek exclusive authority to amend the by-laws through a charter amendment. Therefore, Article Seventh, Section 1(a) of Exhibits A and C in the Proxy Statement should be substituted with the original charter language as follows:

     "The Board of Directors shall have the power to make, alter or repeal the By-Laws of the Corporation except as otherwise required by the Investment Company Act of 1940, as amended."

     Although the Board has been advised that it has the authority to amend the by-laws to give the Board exclusive authority with respect to the by-laws, it has no current intention to adopt provisions to that effect.

LEGAL PROCEEDINGS

     An action, purportedly on behalf of all stockholders of the Fund, has recently been filed in the United States District Court, Southern District of New York against the Fund and its Directors (Goldstein v. Scudder New Europe Fund, Inc., et al. No. 99 Civ. 4293). The complaint, which seeks declaratory and injunctive relief, alleges that certain issues in the Proxy Statement should not be the subject of a single vote. In addition, the complaint alleges that the Proxy Statement contains inadequate disclosure on several matters to be considered and voted upon by the stockholders. The plaintiff has also filed a motion for a preliminary injunction seeking, among other things, an order requiring the Fund to separate or "unbundle" issues that are scheduled for a single vote (e.g., the proposal to open-end and to adopt provisions permitting the imposition of a redemption fee) and to amend certain disclosures in the Proxy Statement prior to the Meeting.

     The Board of Directors approved a proposal that it believes addresses the interests of all of the stockholders. The conversion of a closed-end fund, in which all Fund stockholders originally invested, to an open-end fund is the Fund's primary proposal at this time. The factors or conditions that are necessary to accomplish this goal have been clearly delineated in the Proxy Statement. The Fund presented the open-ending transaction and the Charter amendments authorizing a redemption fee as a single vote because it believes that the redemption fee is an integral part of a successful and fair conversion to open-end status; the presentation is consistent with current industry practice.

     The purpose of the redemption fee is to allow the closed-end investment vehicle to convert to an open-end vehicle in a manner that is fair to all shareholders. The proposed redemption fee would be paid to the Fund to mitigate the tax and administrative costs anticipated in connection with the open-ending. The costs associated with a conversion include the costs of meeting redemptions which were not inherent in the closed-end vehicle, and the tax consequences of liquidating holdings with considerable unrealized capital gains. The Fund believes that the proposed 2% temporary redemption charge is appropriate and necessary during a conversion to open-end status.

     In the Fund's view, it is unfortunate that the plaintiff -- whose actions have already caused legal and other expense that will be borne by all stockholders -- has now decided to seek injunctive relief with respect to a transaction that the Board of Directors of the Fund has structured to balance the interests of all stockholders. While open-ending is now a desirable goal for the Fund under current market conditions as described in the Proxy Statement, it can be achieved properly only under circumstances that protect the interests of all stockholders.

     The Fund believes that the plaintiff's action is without merit and intends to oppose the preliminary injunction motion. Any delay in stockholder approval for the proposal to open-end the Fund would affect the timing of the open-ending and the acquisition of Kemper Europe Fund.

     The costs of this litigation will be borne entirely by the Fund. Unfortunately, litigation costs cannot be predicted with any accuracy at this time, but could be substantial.

VOTING INFORMATION

     It is important that your shares be represented at the Meeting. You will find a proxy card enclosed with this Supplement identical to the one you received with the Proxy Statement. If you have not previously returned your proxy card, or if you wish to revoke a previously submitted proxy, please, sign, date and mail the enclosed proxy card in the envelope provided. Stockholders who attend the Meeting may revoke their proxies and vote in person.

July 9, 1999

                                                                       SNEF-SUPP

                         SCUDDER NEW EUROPE FUND, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 20, 1999


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of shares of Scudder New Europe Fund, Inc. (the "Fund"), hereby appoints Bruce H. Goldfarb, Daniel Pierce and Kathryn L. Quirk attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue, (at 51st Street) New York, New York 10154, at 9:30 a.m. and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated June 3, 1999 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                  IMPORTANT: WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING.

                  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                       ----------------------------------------------
                       Signature

                       ----------------------------------------------
                       Signature (if held jointly)

                       ----------------------------------------, 1999
                       Date

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE FOLLOWING ITEMS.

 ...............................................................................
 ...............................................................................


     1. To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

                  (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company; (b) Amending and Restating the Fund's Articles of Incorporation to provide for such conversion, which includes the authority to impose redemption fees and changes to quorum requirements; and (c) Changing the Fund's fundamental investment policies relating to restricted securities and borrowing to reflect its proposed new subclassification.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     2. To approve further amendments to the Fund's Articles of Incorporation, including the elimination of the classified Board and super-majority voting requirements, in the event that Proposal 1 is approved.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     3.  To elect the Board of Directors

                  (a) To elect nominees who will continue to serve on the Board of the Fund in the event that Proposal 1 is not approved: Wilson Nolen and Ladislas O. Rice

                        FOR ALL NOMINEES / /   WITHHELD / /   FOR ALL EXCEPT / /

                  (b) To elect nominees to serve on the Board of the Fund if Proposal 1 is approved:

                        James E. Akins                  Fred B. Renwick
                        Arthur R. Gottschalk            Thomas W. Littauer
                        Frederick T. Kelsey             John G. Weithers

                        FOR ALL NOMINEES / /   WITHHELD / /   FOR ALL EXCEPT / /

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S).

     4. To ratify the selection of Ernst & Young LLP as independent auditors for the Fund.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     5. To approve a new Investment Advisory Agreement with Scudder Kemper Investments, Inc. providing for, among other things, a lower advisory fee rate than that paid under the current Investment Advisory Agreement, which Agreement would take effect if Proposal 1 is approved.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /


PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.